UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 7, 2011

Uranium Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-17171	75-2212772
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
405 State Highway 121 Bypass, Building A, Suite 110 Lewisville, TX	75067
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(972) 219-3330
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Explanatory Note:  This Current Report on Form 8-K/A amends the Company’s original report, filed on June 9, 2011, for the purpose of (i) disclosing the Company’s decision on the frequency of future say-on-pay votes in accordance with Item 5.07(d) of Form 8-K and (ii) to include details on broker non-votes in the voting results on matter 1, 2 and 3.

On June 7, 2011, Uranium Resources, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (“Annual Meeting”) for which the Board of Directors solicited proxies.  At the Annual Meeting, the stockholders voted on the following:

1)	Election of the Board of Directors.

2)	Approval of an amendment to the Amended and Restated 2004 Directors Stock Option and Restricted Stock Plan.

3)	Advisory vote on the compensation of the Company’s Named Executive Officers.

4)	Advisory vote on the frequency of holding a non-binding stockholder vote on the compensation of the Company’s Named Executive Officers.

5)	Ratification of the appointment of Hein & Associates, LLP as the independent registered accounting firm for the Company for the current fiscal year.

The final voting results on each of the matters submitted to a vote of shareholders at the Annual Meeting were as follows:

1)	The nominees to the Board of Directors were elected based on the following shares voted:

	For	Withheld	Broker Non- Votes
Paul K. Willmott	21,626,312	651,399	43,787,385
Donald C. Ewigleben	21,291,891	985,820	43,787,385
Leland O. Erdahl	21,626,675	651,036	43,787,385
Terence J. Cryan	21,803,298	474,413	43,787,385
Marvin K. Kaiser	21,820,393	457,318	43,787,385
2)	Approval of the Amended and Restated 2004 Directors Stock Option and Restricted Stock Plan. The affirmative votes constituted a majority of the shares present in person or by proxy at the meeting and entitled to vote on the proposal.
For	Against	Abstain	Broker Non-Votes
19,094,152	1,973,921	1,209,638	43,787,385
3)	Advisory approval of the compensation of the Company’s Named Executive Officers. The affirmative votes constituted a majority of the shares present in person or by proxy at the meeting and entitled to vote on the proposal.
For	Against	Abstain	Broker Non-Votes
19,271,115	1,763,378	1,243,218	43,787,385
4)	Recommendation, on an advisory basis, to hold a non-binding stockholder vote on the compensation of the Company’s Named Executive Officers every year. The votes of “1 year” constituted a majority of the shares present in person or by proxy at the meeting and entitled to vote on the proposal.
1 Year	2 Year	3 Year	Abstain
19,205,855	298,855	1,424,464	1,348,537

5)	Ratification of Hein and Associates, LLP as independent registered accounting firm for fiscal year 2011. There were no broker non-votes. The affirmative votes constituted a majority of the shares present in person or by proxy at the meeting and entitled to vote on the proposal.
For	Against	Abstain
64,738,324	954,600	372,172

As noted above, at the Annual Meeting, a non-binding, advisory vote was conducted concerning the frequency of future “say on pay” advisory votes on executive compensation. In the Company’s proxy statement furnished to stockholders in connection with the Annual Meeting, the Company’s Board of Directors recommended that the advisory vote on executive compensation be held each year. At the Annual Meeting, a majority of votes cast on the matter were cast in favor of holding future advisory votes on executive compensation each year. After considering the preferences expressed at the meeting, the Company has determined to hold future non-binding, advisory votes on executive compensation each year until the next required vote on the frequency of advisory votes on executive compensation. Under section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, the Company will hold another vote on the frequency of stockholder votes on the compensation of executives no later than its 2017 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Uranium Resources, Inc.

Dated:	June 7, 2012	By:	/s/ Thomas H. Ehrlich
Name: Thomas H. Ehrlich
Title: Vice President and Chief Financial Officer